UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2009

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 200, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 16, 2009, ARCA biopharma, Inc. issued a press release announcing its planned next steps in response to the May 29, 2009 Complete Response Letter from the U.S. Food and Drug Administration for its New Drug Application seeking approval for Gencaro (bucindolol hydrochloride) for the treatment of patients with chronic heart failure. The press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release titled “ARCA biopharma Announces Corporate and Gencaro Development Update”, dated November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2009

ARCA biopharma, Inc. (Registrant)

By:	/S/ KATHRYN E. FALBERG
Name:	Kathryn E. Falberg
Title:	Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release titled “ARCA biopharma Announces Corporate and Gencaro Development Update”, dated November 16, 2009.